Exhibit 10.18
NON-QUALIFIED STOCK OPTION
AWARD AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”) is made and entered into effective as of [ ] (the “Grant Date”) by and between Diversified Gas & Oil PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), and [ ] a resident of the State of [ ] in the United States (the “Participant”). Capitalized terms that are used but not defined in this Agreement shall have the meaning ascribed to them in the Plan (as defined below).

WHEREAS, the Participant is an Employee of a subsidiary of the Company; and

WHEREAS, the Company has adopted the Diversified Gas & Oil PLC 2017 Equity Incentive Plan (as amended, the “Plan”), pursuant to which Non-qualified Stock Options may be granted to Employees of the Company and its Affiliates; and

WHEREAS, the Board has determined that it is in the best interests of the Company and its shareholders to grant to the Participant an Award of a Non-qualified Stock Option pursuant to Section 6 of the Plan, on the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the promises and mutual covenants contained in this Agreement, the parties hereto, intending to be legally bound, agree as follows:

1.    Grant of Option. Subject to the terms and conditions set forth in this Agreement and the Plan, the Company hereby grants to the Participant, as of the Grant Date, an option (the “Option”) to purchase up to [ ] ordinary shares (the “Option Shares”) of Common Stock of the Company at a price of [ ] per share (the “Exercise Price”), which is the Fair Market Value of the Common Stock.

2.    Vesting; Expiration.

2.1    Vesting of Option. Except as otherwise provided herein, provided that the Participant remains in Continuous Service through the applicable vesting dates set forth in this Section 2.1, the Option will vest and become exercisable by the Participant in accordance with the following terms and provisions:

(a)Time-Based Option: A portion of the Option equal to one-third (1/3) of the total number of Option Shares subject to the Option (the “Time-Based Option”) shall vest and become exercisable by the Participant in accordance with the following schedule: (i) one-third (1/3) of the Time-Based Option shall vest and become exercisable on the date that the Company publicly announces its financial results for the fiscal year ending December 31, 20[ ]; (ii) one-third (1/3) of the Time-Based Option shall vest and become exercisable on the date that the Company publicly announces its financial results for the fiscal year ending December 31, 20[ ]; and (iii) one-third (1/3) of the Time-Based Option shall vest and become exercisable on
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the date that the Company publicly announces its financial results for the fiscal year ending December 31, 20[ ].

(b)Performance-Based EPS Option: A portion of the Option equal to one-third (1/3) of the total number of Option Shares subject to the Option (the “EPS Option”) shall vest and become exercisable by the Participant in accordance with the terms and conditions set forth on Schedule A hereto. All determinations of whether and the extent to which the EPS Option has vested and all other matters related to this Section 2.1(b) shall be made by the Committee in its sole discretion, with such determinations to be final, conclusive and binding on the Participant and on all other persons, to the maximum extent permitted by law.

(c)Performance-Based TSR Option: A portion of the Option equal to one-third (1/3) of the total number of Option Shares subject to the Option (the “TSR Option”) shall vest and become exercisable by the Participant in accordance with the terms and conditions set forth on Schedule B hereto. All determinations of whether and the extent to which the TSR Option has vested and all other matters related to this Section 2.1(c) shall be made by the Committee in its sole discretion, with such determinations to be final, conclusive and binding on the Participant and on all other persons, to the maximum extent permitted by law.

(d)Any portion or portions of the Time-Based Option, EPS Option or TSR Option that have vested pursuant to the terms of this Agreement are collectively referred to as “Vested Options.”

2.2    Expiration of Option. Notwithstanding anything contained herein to the contrary, the Option will expire and no longer be exercisable on the tenth (10th) anniversary of the Grant Date (the “Expiration Date”), or earlier as provided in this Agreement or the Plan.

3.    Effect of Termination of Continuous Service. Unless otherwise provided for in an employment agreement with the Participant the terms of which have been approved by the Committee, a termination of the Participant’s Continuous Service shall have the effects set forth in this Section 3.

3.1    Termination for Cause. If the Participant’s Continuous Service is terminated for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable.

3.2    Termination due to Disability. If the Participant’s Continuous Service terminates as a result of the Participant’s Disability, (i) the Participant may exercise the Vested Options, but only within such period of time ending on the earlier of (a) the date that is 12 months following the Participant’s termination of Continuous Service or (b) the Expiration Date, and (ii) the unvested portion of the Option shall terminate.

3.3    Termination due to Death. If the Participant’s Continuous Service terminates as a result of the Participant’s death, or the Participant dies within a period following termination of the Participant’s Continuous Service during which the Vested Options remain exercisable, (i) the
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Vested Options may be exercised by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon the Participant’s death, but only within the time period ending on the earlier of (a) the date that is 12 months following the Participant’s death or (b) the Expiration Date, and (ii) the unvested portion of the Option shall terminate..

3.4    Termination for Reasons Other Than Cause, Disability, Death. If the Participant’s Continuous Service is terminated for any reason other than Cause, Disability or death, (i) the Participant may exercise the Vested Options, but only within such period of time ending on the earlier of (a) the date that is three months following the termination of the Participant’s Continuous Service or (b) the Expiration Date, and (ii) the unvested portion of the Option shall terminate.

3.5    Extension of Termination Date. If following the Participant’s termination of Continuous Service for any reason the exercise of the Option is prohibited because the exercise of the Option would violate the registration requirements under the Securities Act or any other United States state or federal or foreign securities law or the rules of any securities exchange or interdealer quotation system, then the expiration of the Option shall be tolled until the date that is thirty (30) days after the end of the period during which the exercise of the Option would be in violation of such registration or other securities requirements.

4.    Manner of Exercise.

4.1    Election to Exercise. Subject to Section 2 above and the other terms and conditions of this Agreement, Vested Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Option Shares to be purchased and any representations, warranties and agreements regarding the Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws, accompanied by payment in full of the Exercise Price. If a person other than the Participant exercises the Vested Options, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

4.2    Payment of Exercise Price. The aggregate Exercise Price for the Option Shares being purchased shall be payable in full at the time of exercise and shall be payable, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve: (i) by cashless exercise program approved by the Committee; (ii) any combination of the methods described in (a) and (b) of this Section 4.2; or (iii) in any other form of legal consideration that may be acceptable to the Committee.

4.3    Withholding.

(a)    Prior to the issuance of any Option Shares upon the exercise of Vested Options, the Participant must make arrangements satisfactory to the Company to pay or provide
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for the amount of any required withholding taxes in respect of such Vested Options and Option Shares and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes. The Committee may permit the Participant to satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means:

(i)    tendering a cash payment;

(ii)    authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of Vested Options; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or

(iii)    delivering to the Company previously owned and unencumbered shares of Common Stock.

(b)    The Company also has the right to deduct from any compensation paid to the Participant pursuant to the Plan the amount of any required withholding taxes in respect of the Vested Options, subject to compliance with Section 409A of the Code.

4.4    Issuance of Shares. Subject to the Participant’s satisfaction of and compliance with the conditions contained in Sections 4.1 through 4.3, the Company shall issue the purchased Option Shares registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative, and shall deliver certificates representing the shares with the appropriate legends affixed thereto.

5.    Restrictions on Transfer of Option. Except as may be otherwise approved by the Committee, the Option is not transferable by the Participant other than to a designated beneficiary upon the Participant’s death or by will or the laws of descent and distribution, and is exercisable during the Participant’s lifetime only by him or her. Except as may be otherwise approved by the Committee, no assignment or transfer of the Option, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary upon death by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option will terminate and become of no further effect.

6.    No Rights as Shareholder.

6.1    The Participant shall not have any rights of a shareholder with respect to any of the Option Shares underlying the Option unless and until the Participant exercises Vested Options in accordance with Section 4 hereof.

6.2    Upon and following the issuance of Option Shares to the Participant upon the exercise of Vested Options, the Participant shall be the record owner of such Option Shares
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unless and until such Option Shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company (including voting and dividend rights).

7.    No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as an Employee, Consultant or Director of the Company or any Affiliate of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Continuous Service at any time, with or without Cause.

8.    Effect of Change in Control.

8.1    Acceleration of Vesting. Notwithstanding the vesting terms of Section 2, in the event that a Change in Control occurs prior to the termination or expiration of the Option pursuant to the terms of this Agreement, the entire unvested portion of the Option shall vest and become Vested Options as of the date of the Change in Control.

8.2    Cash-out. In the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the Participant, cancel all or any portion of the Option and pay to the Participant, in cash or stock, or any combination thereof, the value of the Option based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. If the Exercise Price equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option without the payment of consideration therefor.

9.    Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the Option, including the Exercise Price, shall be adjusted in any manner as contemplated by Section 11 of the Plan.

10.    Tax Liability and Withholding. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (i) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or exercise of the Options or the subsequent sale of any shares; and (ii) does not commit to structure the Options to reduce or eliminate the Participant’s liability for Tax-Related Items.

11.    Compliance with Law. The issuance and transfer of Option Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed, including the AIM Market of the London Stock Exchange. No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.

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12.    Representations and Warranties and Covenants of the Participant. The Participant hereby represents and warrants to and covenants with the Company as follows:

12.1    The Participant acknowledges that (a) neither the Option granted pursuant to this Agreement nor any Option Shares issuable upon exercise of Vested Options (such Option and such Option Shares, collectively, the “Securities”), have been registered under the Securities Act, or the securities laws of any other jurisdiction, and (b) the Securities are being issued to the Participant in reliance upon the exemption from such registration provided by Rule 701 under the Securities Act and/or Section 4(2) of the Securities Act and other exemptions under applicable state “blue sky” securities laws and applicable securities laws of the United Kingdom.

12.2    The Participant is acquiring the Securities solely for the Participant’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities.

12.3    The Participant understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether the grant of this Award meets the requirements for exemptions from registration under federal, state and foreign securities laws.

12.4    The Participant has been informed that (i) the Securities are “restricted securities” under the Securities Act, (ii) any transfer of the Securities is subject to restrictions under the Securities Act and may be subject to restrictions imposed under state “blue sky” securities laws and other applicable securities laws, (iii) none of the Securities may be transferred by the Participant unless and until such transfer, to the satisfaction of the Company and its counsel, (A) has been registered with the United States Securities and Exchange Commission (the “Commission”) or an exemption therefrom has been fully complied with, and (B) has fully complied with state “blue sky” securities laws and other applicable securities laws, and (iv) the Company is under no obligation to register the Securities with the Commission under the Securities Act, with any regulatory authority under state “blue sky” securities laws and other applicable securities laws, or with any stock exchange.

12.5    The Participant understands and accepts that an investment in the Common Stock involves various risks, including the risks outlined in the documents that the Company has filed with the Financial Conduct Authority in the United Kingdom and/or the AIM market of the London Stock Exchange, and in this Agreement.

12.6    The Participant is not relying on (and will not at any time rely on) any communication (written or oral) of the Company or any of its Affiliates, as investment or tax advice or as a recommendation to accept this Award or invest in the Common Stock. With the assistance of the Participant’s own professional advisors, to the extent that the Participant has deemed appropriate, the Participant has made its own legal, tax, accounting and financial evaluation of the merits and risks of this Award, an investment in the Common Stock and the consequences of this Agreement.

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13.    Disposition of Option Shares.

13.1    The Participant hereby agrees that the Participant will make no disposition of any Option Shares issuable to the Participant upon exercise of Vested Options unless and until:

(a)    the Participant has notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b)    the Participant has complied with all requirements of this Agreement applicable to the disposition of the Common Stock;

(c)    the Participant has provided the Company an opinion of counsel or other evidence in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the Common Stock under any applicable securities laws or laws governing the transferability of the Common Stock, including United States federal securities laws, state “blue sky” securities laws, laws of the United Kingdom governing securities and similarly applicable laws of any other jurisdiction, or (ii) all appropriate action necessary for compliance with the registration requirements of applicable securities laws of the United States, applicable state “blue sky” securities laws in the United States, applicable securities laws of the United Kingdom and any other jurisdiction or of any exemption therefrom has been taken; and

(d)    any other applicable contractual, legal or regulatory restrictions imposed upon the transfer of the Common Stock have been complied with or expired, including without limitation any restrictions in the nature of “lock-up” periods imposed in connection with any public offering or registration of shares with any governmental or regulatory authority or any securities exchange.

13.2    The Participant acknowledges and agrees that the Company will not be required to (i) transfer on its books any shares of Common Stock issuable under this Agreement that have been sold or transferred in violation of the provisions of this Agreement, or (ii) treat as the owner of such shares, or otherwise to accord voting or dividend rights to, any transferee to whom such shares have been transferred in contravention of this Agreement.

13.3    The Participant acknowledges and agrees that, in order to reflect the restrictions described in this Agreement on the disposition of any shares of Common Stock issuable under this Agreement, any stock certificates for such shares may be endorsed with any restrictive legends that may be applicable, including legends setting forth the restrictions described in this Agreement.

14.    Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices in Birmingham, Alabama. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown below or in the records of the Company. Either party may
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designate another address in writing (or by such other method approved by the Company) from time to time.

15.    Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Alabama without regard to conflict of law principles.

16.    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company.

17.    Option Subject to Plan. This Agreement and the Option granted hereby are subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

18.    Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the Options may be transferred by will or the laws of descent or distribution.

19.    Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

20.    Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Option pursuant to this Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company or an Affiliate of the Company.

21.    Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the Options, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent.

22.    Section 409A. This Agreement is intended to meet an exemption from Section 409A of the Code and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Unless otherwise prohibited by the Plan as in effect from time to time, the Company shall indemnify and
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hold harmless the Participant from any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of or resulting from the non-compliance of the Plan or this Agreement with Section 409A of the Code or the non-compliance of the administration by the Company of this Award with Section 409A of the Code.

23.    No Impact on Other Benefits. Unless otherwise provided in a governing benefit plan document, the value of the Option is not part of the Participant’s normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

24.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

25.    Participant Undertaking. The Participant hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Participant or the Securities pursuant to the express provisions of this Agreement.

26.    Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon the vesting or exercise of the Option or disposition of the underlying shares of Common Stock and that the Participant has been advised to consult a tax advisor prior to such vesting, exercise or disposition.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Non-qualified Stock Option Award Agreement as of the date first above written.

DIVERSIFIED GAS & OIL PLC

By:
Name:
Title:

[Granteee]

By:
Name:
    Address:

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Schedule A

Vesting of EPS Option

Except as otherwise provided in the Plan or the Agreement, the EPS Option shall vest and become exercisable by the Participant in accordance with the following terms and conditions:

▪    20[ ] EPS Option: On the date that the Company publicly announces its financial results for the fiscal year ending December 31, 20[ ], up to one-third (1/3) of the EPS Option (the “20[ ] EPS Option”) shall vest and become exercisable by the Participant based on the amount of the Company’s reported earnings per ordinary share – basic (“EPS”) for such fiscal year, as set forth in the following table:

	EPS in Fiscal Year 20[ ]	Percentage of 20[ ] EPS Option Vesting
EPS Threshold	£[ ]	[ ]%
EPS Target	£[ ]	[ ]%

In the event that the Company’s EPS for the fiscal year ending December 31, 20[ ] is between the threshold and target levels of performance set forth above, the Company will interpolate between the threshold and target levels of performance on a straight-line basis to determine the percentage of the 20[ ] EPS Option that vests. If the Company’s EPS for the fiscal year ending December 31, 20[ ] is less than £[ ], then no portion of the 20[ ] EPS Option shall vest, and such 20[ ] EPS Option shall thereupon immediately terminate.

▪    20[ ] EPS Option: On the date that the Company publicly announces its financial results for the fiscal year ending December 31, 20[ ], up to one-third (1/3) of the EPS Option (the “20[ ] EPS Option”) shall vest and become exercisable by the Participant based on the amount of the Company’s EPS for such fiscal year, as set forth in the following table:

	EPS in Fiscal Year 20[ ]	Percentage of 20[ ] EPS Option Vesting
EPS Threshold	£[ ]	[ ]%
EPS Target	£[ ]	[ ]%

In the event that the Company’s EPS for the fiscal year ending December 31, 20[ ] is between the threshold and target levels of performance set forth above, the Company will interpolate between the threshold and target levels of performance on a straight-line basis to determine the percentage of the 20[ ] EPS Option that vests. If the Company’s EPS for the fiscal year ending December 31,
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20[ ] is less than £[ ], then no portion of the 20[ ] EPS Option shall vest, and such 20[ ] EPS Option shall thereupon immediately terminate.

▪    20[ ] EPS Option: On the date that the Company publicly announces its financial results for the fiscal year ending December 31, 20[ ], up to one-third (1/3) of the EPS Option (the “20[ ] EPS Option”) shall vest and become exercisable by the Participant based on the amount of the Company’s EPS for such fiscal year, as set forth in the following table:

	EPS in Fiscal Year 20[ ]	Percentage of 20[ ] EPS Option Vesting
EPS Threshold	£[ ]	[ ]%
EPS Target	£[ ]	[ ]%

In the event that the Company’s EPS for the fiscal year ending December 31, 20[ ] is between the threshold and target levels of performance set forth above, the Company will interpolate between the threshold and target levels of performance on a straight-line basis to determine the percentage of the 20[ ] EPS Option that vests. If the Company’s EPS for the fiscal year ending December 31, 20[ ] is less than £[ ], then no portion of the 20[ ] EPS Option shall vest, and such 20[ ] EPS Option shall thereupon immediately terminate.

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Schedule B

Vesting of TSR Option

Except as otherwise provided in the Plan or the Agreement, the TSR Option shall vest and become exercisable by the Participant in accordance with the following terms and conditions:

▪    20[ ] TSR Option: On the date that the Company publicly announces its financial results for the fiscal year ending December 31, 20[ ], up to one-third (1/3) of the TSR Option (the “20[ ] TSR Option”) shall vest and become exercisable by the Participant based on the percentage increase, if any, in the Company’s TSR (as defined below) from the Grant Date through December 31, 20[ ] (the “First Measurement Period”), as set forth in the following table:

	TSR Growth for First Measurement Period	Percentage of 20[ ] TSR Option Vesting
TSR Threshold	[ ]%	[ ]%
EPS Target	[ ]%	[ ]%

In the event that the growth of the Company’s TSR for the First Measurement Period is between the threshold and target levels of performance set forth above, the Company will interpolate between the threshold and target levels of performance on a straight-line basis to determine the percentage of the 20[ ] TSR Option that vests. If the growth of the Company’s TSR for the First Measurement Period is less than [ ]%, then no portion of the 20[ ] TSR Option shall vest, and such 20[ ] TSR Option shall thereupon immediately terminate.

▪    20[ ] TSR Option: On the date that the Company publicly announces its financial results for the fiscal year ending December 31, 20[ ], up to one-third (1/3) of the TSR Option (the “20[ ] TSR Option”) shall vest and become exercisable by the Participant based on the percentage increase, if any, in the Company’s TSR (as defined below) from the Grant Date through December 31, 20[ ] (the “Second Measurement Period”), as set forth in the following table:

	TSR Growth for Second Measurement Period	Percentage of 20[ ] TSR Option Vesting
TSR Threshold	[ ]%	[ ]%
EPS Target	[ ]%	[ ]%

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In the event that the growth of the Company’s TSR for the Second Measurement Period is between the threshold and target levels of performance set forth above, the Company will interpolate between the threshold and target levels of performance on a straight-line basis to determine the percentage of the 20[ ] TSR Option that vests. If the growth of the Company’s TSR for the Second Measurement Period is less than [ ]%, then no portion of the 20[ ] TSR Option shall vest, and such 20[ ] TSR Option shall thereupon immediately terminate.

▪    20[ ] TSR Option: On the date that the Company publicly announces its financial results for the fiscal year ending December 31, 20[ ], up to one-third (1/3) of the TSR Option (the “20[ ] TSR Option”) shall vest and become exercisable by the Participant based on the percentage increase, if any, in the Company’s TSR (as defined below) from the Grant Date through December 31, 20[ ] (the “Third Measurement Period”), as set forth in the following table:

	TSR Growth for Third Measurement Period	Percentage of 20[ ] TSR Option Vesting
TSR Threshold	[ ]	[ ]
EPS Target	[ ]	[ ]

In the event that the growth of the Company’s TSR for the Third Measurement Period is between the threshold and target levels of performance set forth above, the Company will interpolate between the threshold and target levels of performance on a straight-line basis to determine the percentage of the 20[ ] TSR Option that vests. If the growth of the Company’s TSR for the Third Measurement Period is less than [ ]%, then no portion of the 20[ ] TSR Option shall vest, and such 20[ ] TSR Option shall thereupon immediately terminate.

Definitions

“TSR” means the change, expressed as a percentage, in the Price (as defined below) of the Company’s Common Stock on a compounded annualized basis during the Measurement Period (as defined below), as compared against £[ ] per share, plus the value of reinvested dividends during such Measurement Period, with dividends deemed to be re-invested on the ex-dividend date.

“Measurement Period” means the First Measurement Period, the Second Measurement Period or the Third Measurement Period, as applicable.

“Price” means the price of the Company’s Common Stock as reported on the AIM Market of the London Stock Exchange or, if not so reported, as quoted on another established stock exchange or interdealer quotation system, with the Price at the end of a Measurement Period to be
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calculated as a volume weighted average sales price of the Company’s ordinary shares of Common Stock for the 30-day period ending on the last day of the Measurement Period.

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